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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)            December 30, 1996

                          INTEK Diversified Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                             0-9160                     04-2450145
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(State or other jurisdiction       (Commission              (IRS Employer Iden-
of incorporation)                  File Number)               tification No.)

970 West 190th St., Suite 720, Torrance, CA                       90502
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    310-366-7335

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Item 8.   CHANGE IN FISCAL YEAR

     On December 30, 1996, INTEK Diversified Corporation (the "Company") approved the change of the Company's fiscal year from December 31 to September
30. As a result of the change in the fiscal year the Company will file an Annual Report on Form 10-K for the period from January 1, 1996 to September 30, 1996 and a Quarterly Report on Form 10-Q for the period from October 1, 1996 to December 31, 1996. Pursuant to the rules promulgated under the Securities Exchange Act of 1934, as amended, the report on Form 10-K will be filed not more than 90 days after December 30, 1996, and the report on Form 10-Q will be filed not more than 45 days after December 31, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, INTEK has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 30, 1996        INTEK Diversified Corporation


                                   By:      /s/ D. Gregg Marston
                                       ----------------------------------------
                                        Name:  D. Gregg Marston
                                        Title:    Chief Financial Officer


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